UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
______________________
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NERDWALLET, INC.
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2024
Proxy Statement

4289 8492 4029 8913
ANITA BUCK

nerdwallet

April 2, 2024
Fellow Shareholders:
In 2023, we made significant progress toward turning NerdWallet’s vision—a world in which everyone makes financial decisions with confidence—into a reality. Across the business, we looked for new opportunities to help more people in more ways, from continuing our expansion in new markets like Canada and Australia to extending our footprint to financial categories relevant to older adults like medicare and estate planning. We also launched several consumer-first products and experiences, like NerdUp by NerdWallet, which is a secured credit card designed to help no-file, thin-file, and sub-prime consumers build their credit.

None of this would be possible without the Nerds: Their passion, acumen, and creativity are evident in everything from the NerdWallet app to our marketplaces to our advertising campaigns to our Smart Money podcast. They remain our most valuable resource, and we invest in their experience accordingly, with the goal that NerdWallet is a place where every Nerd has their chance to create change.

Many of the Nerds cite our vision as one of the primary reasons for joining NerdWallet: They are energized by the opportunity to influence society for the better. While they do this every day through their work, their drive inspires us to think beyond our direct business impact. We continued to extend our influence to the broader community through Corporate Social Responsibility (CSR) efforts. In 2023, we hosted two company-wide Nerds Pay It Forward Days, during which Nerds from across the organization spent over 1,800 hours volunteering for causes they care about. In addition, through our Financial Equity Pledge, we renewed our $2 million deposit into Self-Help Federal Credit Union, a community development credit union (CDCU) that provides economic opportunity for underserved communities.

You can read more about our employee programs and CSR initiatives, as well as the progress we’ve made towards our Environmental, Social, and Governance commitments, in our proxy statement, as well as on our website.

With this context, I am looking forward to hosting our Annual Meeting on May 14, 2024. At the meeting, you will have a chance to vote on the matters set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important! Even if you plan to attend the Annual Meeting, please vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. The instructions set forth in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card explain how to vote your shares.
On behalf of the Board of Directors, thank you for your continued support and confidence.
Sincerely,
TIM CHEN
Chief Executive Officer and Chairman of the Board

Notice of 2024 Annual Meeting of Stockholders
The accompanying proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of NerdWallet, Inc. for use at the 2024 Annual Meeting of Stockholders.
The Annual Meeting is being held virtually by live webcast on Tuesday, May 14, 2024, at 10:00 a.m., Pacific Time, to conduct the following items of business:
1.To elect five members to our Board of Directors (“Board”), each to serve until the annual meeting in 2025 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

3.To amend the Company's Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.
The accompanying proxy statement describes each of these items of business in detail. The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof. We have not received notice of any other matters that may properly be presented at the Annual Meeting.
We will begin mailing a Notice of Internet Availability of Proxy Materials on or about April 2, 2024 to holders of record of shares of our Class A common stock and Class B common stock at the close of business on the record date, March 15, 2024. The Notice of Internet Availability of Proxy Materials contains information on how to access this notice, the proxy statement, the form of proxy and our 2023 Annual Report to stockholders over the Internet, as well as instructions on how to request a paper copy of these materials.
Only stockholders of record at the close of business on March 15, 2024, the date established by our Board as the record date, are entitled to receive notice of, and vote at, the Annual Meeting or any postponement, continuation, or adjournment thereof.
All stockholders are invited to attend the Annual Meeting by pre-registering at www.proxydocs.com/NRDS. You will be able to attend the Annual Meeting, submit appropriate questions to our management and Board, and vote your shares during the Annual Meeting. To participate in and vote at the Annual Meeting, stockholders will need the unique control number in their Notice of Internet Availability of Proxy Materials or proxy card. Additional information regarding the Annual Meeting is included in the accompanying proxy statement.
Your vote is very important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote as soon as possible by telephone, by mail or over the Internet as described in the accompanying proxy statement.
By Order of the Board of Directors,
EKUMENE M. LYSONGE
Chief Legal Officer and Corporate Secretary

Table of Contents

PROXY SUMMARY	1

2024 Annual Meeting of Stockholders	1

About NerdWallet	3

Human Capital Management	4

Director Nominees	5

A Highly Diverse and Skilled Board	6

Executive Compensation	7

Corporate Governance Highlights—Reasonable Governance With A Controlling Stockholder	8

Environmental Social and Governance (ESG)	8

Human Capital Management Highlights	10

PROPOSAL NO. 1—ELECTION OF DIRECTORS	12

Nominees	12

Recommendation	12

Director Background and Qualifications	13

BOARD MATTERS	18

Director Nominations and Appointments	18

Family Relationships	19

Oversight by Our Board of Directors	19

Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors	20

Meetings of Our Board and Committees	20

Board and Committee Responsibilities for Risk Oversight	23

Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct	24

Board Evaluation Process	25

Director Onboarding and Continuing Education—Connecting New Directors To The Company’s Unique Culture and Business, and Maintaining Key Expertise In An Evolving Regulatory and Business Landscape	25

Communications With Our Board	25

Compensation of Non-Employee Directors	26

EXECUTIVE OFFICERS	28

Named Executive Officer Compensation Tables	31

2023 Summary Compensation Table	31

Narrative Disclosure To Summary Compensation Table	32

Outstanding Equity Awards at December 31, 2023	33

PROXY SUMMARY
Proxy Summary
This proxy summary highlights information regarding NerdWallet, Inc. and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our Annual Report on Form 10-K for the year ended December 31, 2023 for detailed information regarding the 2023 financial and operating performance of NerdWallet, Inc., including the audited financial statements and related notes included therein.

2024 Annual Meeting of Stockholders

Vote by Internet
If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
Vote by Telephone
If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
Vote by Mail
If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)
You may also vote in person by attending our Annual Meeting virtually through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must pre-register at www.proxydocs.com/NRDS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

Date & Time Tuesday, May 14, 2024 10:00 a.m. Pacific Time	Record Date Friday, March 15, 2024

Location Virtual Meeting - please pre-register at www.proxydocs.com/NRDS.

Only stockholders of record as of the close of business on March 15, 2024, or holders of a valid proxy, are entitled to notice of and to vote at the Annual Meeting and any postponement, continuation, or adjournment thereof.
Please Vote Today
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions below to cast your vote on all of the proposals.
Voting Methods in Advance of 2024 Annual Meeting
Even if you plan to attend the Annual Meeting, please vote in advance. Make sure to have your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials and follow the instructions.
Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may vote your shares for the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)	You may also vote in person virtually by attending the meeting through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must pre-register for the Annual Meeting and provide the control number located on your Notice or proxy card.

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PROXY SUMMARY
Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/NRDS. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
Proposals, Board Recommendations and Required Vote
PROPOSAL 1
Election of Director Nominees
Board Recommendation: FOR each nominee
Required Vote: Plurality of the votes cast
PROPOSAL 2
Ratification of Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for 2024
Board Recommendation: FOR
Required Vote: Majority of the voting power of shares of stock present and entitled to vote
PROPOSAL 3

Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation
Board Recommendation: FOR

Required Vote: At least 66 2/3% of the voting power of the outstanding shares of stock
Questions and Answers About the 2024 Annual Meeting
Please see “Questions and Answers About The Proxy Materials and 2024 Annual Meeting” for important information about the Annual Meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.

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PROXY SUMMARY
About NerdWallet
Business Overview
At NerdWallet, we empower consumers—both individual consumers and small and mid-sized businesses (SMBs)—to make smarter financial decisions with confidence via our digital platform. Technology has changed the way consumers manage their financial lives, making them more comfortable with comparing and shopping for financial products online. This change has accelerated with the dramatic growth in companies offering innovative financial products. At NerdWallet, we are leveraging this transformation to democratize access to trustworthy financial guidance—ultimately helping to improve the financial well-being of consumers and the financial services industry as a whole. As the financial services industry becomes more fragmented and complex, we believe the need for trustworthy and knowledgeable financial guidance increases. Our objective remains the same: serve as a trusted financial ecosystem that consumers and SMBs can rely on to learn about various financial topics, shop for products, connect their data and receive data-driven nudges.
We deliver guidance to consumers through educational content, tools and calculators, product marketplaces and the NerdWallet app. Our platform delivers unique value across many financial products, including credit cards, mortgages, insurance, SMB products, personal loans, banking, investing and student loans, and has grown to include the United Kingdom (UK), Canadian and Australian markets, with further international expansion as an opportunity for future growth. Across every touchpoint, the cornerstone of our platform is our consumers’ trust in the independent, objective and relevant guidance we provide.
This trusted guidance has helped us build a large, loyal and well-informed audience of consumers who turn to us as a resource for many of their money questions and to shop for the best financial products for them. We then use machine learning to present personalized options using aggregated and scalable information. As a result, we have become an attractive partner for financial services providers wanting access to high-value consumers—consumers who might not otherwise trust these financial services providers’ recommendations because their guidance is inherently biased toward their own products.
By operating at the intersection of consumers and financial services providers, NerdWallet drives value for both. Through our platform, our financial services partners can reach a substantial audience—we had 23 million Monthly Unique Users (MUUs) per month on average in 2023. After doing research on our platform, these consumers are better informed about the financial decision they’re about to make and often primed and ready to transact. When consumers are more informed about their financial options, they make the appropriate decisions for their needs with confidence, increasing their lifetime value to financial services providers as customers. We have also received feedback from our financial services partners that our users’ approval rates can be significantly higher than those applying through other channels. Plus, as consumers’ smart money moves expand their options, they are eager to explore additional opportunities and products they become eligible for, driving further demand for NerdWallet’s financial services partners. To meet the standards of more informed consumers, financial services providers in turn must engage in healthy competition for consumer mindshare and develop better financial products, further improving the outcomes for consumers.
NerdWallet’s ability to serve consumers and financial services providers hinges on our position as an independent, unbiased resource. The core strength of our platform is the trust that we build with consumers and the tailored and personalized recommendations we deliver via our data science models. Our consumer-first values and consumer-centric mission permeate everything we do and have been key to building and maintaining trust—it’s the “consumer, company, team, self” value that guides our decision making and product development. Across the company, Nerds engage every day with our values and mission to democratize trusted, accessible guidance and tools, leveling the playing field for everyone.
These values will benefit us over the long-term as we build on our leadership as the place consumers turn to first for financial guidance. We have already achieved massive, top-of-funnel reach. By adhering to our consumer-first value, we will not only empower consumers to make better financial decisions, but also help our financial services partners more effectively find new customers well-suited to their products.
The cornerstone of our platform is consumer trust in the independent, objective, and relevant guidance we provide. Given it is incredibly difficult for any one person to be deeply knowledgeable across all areas of personal finance, we have a 100+ person editorial team that functions as the “brains” behind our guidance. Our writers and editors, who have joined us from notable publications, cover specific verticals day in and day out, and, as a result, are deeply knowledgeable about the financial areas they cover, producing high-quality and award-winning guidance. The work of our editorial team as a whole is not only a key reason consumers trust our brand and turn to us for many of their financial questions, it is also the foundation of our personalized guidance and our “nudges.” The guidance developed by our editorial team is codified by our product team to create the insights surfaced across our platform. It’s through this unique combination of human-powered guidance and machine learning capabilities that we can provide consumers with high-quality and personalized insights.

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PROXY SUMMARY
This trusted guidance has enabled us to build a large, well-informed audience, many of whom are ready to transact. Accordingly, we have become an attractive partner for financial services providers wanting to reach these high-value consumers. Today, our platform stretches across many financial products, including credit cards, mortgages, insurance, SMB products, personal loans, banking, investing and student loans.
Our platform aligns the interests of consumers and SMBs seeking financial guidance and products with the financial services providers that offer these products. A successful initial experience often leads to follow-up activity on our platform and we believe it also leads to higher customer lifetime value for the financial services providers. This alignment of interests, enabled by our unbiased and trusted guidance, benefits consumers, the financial services partners and NerdWallet.

Human Capital Management
NerdWallet is defined by its vision: a world where everyone makes financial decisions with confidence. We attract people who are passionate about bringing our mission to life and inspired by the possibility of making real change—to brighten futures, ask hard questions, usher in solutions and provide our consumers with clarity and confidence. As of December 31, 2023, we had over 730 full-time employees, of which approximately 95% are located throughout the United States and 5% are located internationally.
Our Employees and Our Culture
Our Nerds are the key to our success and the reason we believe we will achieve our mission. They are also one of our most crucial areas of investment. Our remote-first culture allows us to reach, attract and retain more diverse talent across all levels of our

4 PROXY STATEMENT 2024

PROXY SUMMARY
organization. Attracting and retaining highly-skilled, diverse talent is a key component of our burgeoning diversity, equity, inclusion and belonging efforts, and is absolutely critical to our success as a business and to fully realizing NerdWallet’s mission. Once employees are at NerdWallet, we invest in their well-being and development: We offer competitive compensation and benefits, as well as opportunities for career growth. For more information on how we invest in our Nerds, please see the section titled “Investing in Our Nerds” in the ESG discussion in this proxy statement.
At the core of our Nerdy culture are our values. They’re not just words written on a wall or printed on t-shirts, but lived and breathed every day by every Nerd: (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys and participation at all-hands and town hall style meetings with leadership. We’re consistently recognized as a Fortune “Best Place to Work” due to our competitive employee benefits, commitment to employee growth and empowerment, and our flexible workplace environment.
Director Nominees
Our Board has unanimously nominated and recommends a vote “FOR” each of the following nominees for election as directors to serve until the next annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

TIM CHEN • Chairman of the Board

Age: 41 Director Since: 2011 Independent: No	Board Committee(s): Ex-officio Attendee; Does Not Vote Primary Occupation: Chief Executive Officer of the Company Other Public Company Boards: None

JENNIFER E. CERAN

Age: 60 Director Since: 2020 Independent: Yes	Board Committee(s): Audit Primary Occupation: Board Member of several private and public companies. Other Public Company Boards: Klaviyo, Inc. and Riskified Ltd.

LYNNE M. LAUBE

Age: 54 Director Since: 2020 Independent: Yes	Board Committee(s): Compensation Primary Occupation: Operating Partner at Valor Venture Capital Other Public Company Boards: None

KENNETH T. MCBRIDE

Age: 56 Director Since: 2022 Independent: Yes
Board Committee(s): Audit and Compensation
Primary Occupation: Former Board Member of Auctane, previously known as
Stamps.com Inc., and current Board Member of several private company and not-for-profit boards.
Other Public Company Boards: None

MAURICE TAYLOR

Age: 38 Director Since: 2022 Independent: Yes	Board Committee(s): Audit Primary Occupation: Portfolio Manager at Alyeska Investment Group Other Public Company Boards: None

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PROXY SUMMARY
A HIGHLY DIVERSE AND SKILLED BOARD
We believe that our diverse Board has an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders.
Board and Committees

BOARD SKILL AND EXPERIENCE	CHEN	CERAN	LAUBE	MCBRIDE	TAYLOR
CEO Leadership	•		•	•
Financial Acumen	•	•	•	•	•
Risk Management	•	•		•
Marketing		•	•	•
IT & Cybersecurity		•		•
Public Company Board Experience		•	•	•
Operations & Strategy		•	•	•
Corporate Governance				•
Former CEO			•	•
Diversity	•				•
Finance/Capital Allocation		•		•	•
COMMITTEES
Audit Committee
Compensation Committee
CHAIR     MEMBER
Board Diversity Matrix (as of March 15, 2024)

Total Number of Directors:	5

Part I: Gender Identity	Male	Female	Non-Binary	Not Disclosed
Directors	3	2	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

6 PROXY STATEMENT 2024

PROXY SUMMARY
Executive Compensation
We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we have reduced disclosure and are exempt from certain requirements related to executive compensation, including the requirements to hold non-binding advisory votes on executive compensation, to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees and to provide specific disclosure regarding pay versus performance.
Processes and Procedures for Compensation Decisions
Our Compensation Committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, the Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Named Executive Officers (as defined in “Named Executive Officer Compensation Tables” below). The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our Compensation Committee has the authority to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers.
Key elements of our compensation program for Named Executive Officers in 2023 are set forth below.

Compensation Element	Brief Description	Objectives

Base Salary	Fixed cash compensation	Attract and retain key executives

Equity Awards	Restricted Stock Units (RSUs); and Performance Restricted Stock Units (PSUs)	Enhance alignment with stockholders Multiple award types provide diverse incentives

Change of Control and Severance Policy
Lump sum payment of base salary that would have been earned during the applicable severance period;
Payment of, or reimbursement for, continued healthcare coverage under COBRA for the applicable severance period; and
In the event of a change of control, acceleration of vesting of time-based awards.

Motivate executives to drive business success independent of the possible occurrence of any transaction
Maximize stockholder value by retaining key personnel during actual or rumored transactions
Enhance the Company’s ability to attract/retain key executives
Pre-established severance benefits can also limit one-off negotiations at the time of each executive termination

Key elements of our compensation governance for our Named Executive Officers are set forth below.

WHAT WE DO
✓Multi-year vesting schedules for equity awards
✓Stock Ownership Principles
✓Use Independent Compensation Consultant
✓Anti-Hedging Policy, applicable to directors and employees
✓Compensation Recovery Policy, applicable to officers

WHAT WE DON’T DO
×No Employment Agreements
×No Excise Tax Gross-Ups on Change-in-Control Payments
×No Excessive Perquisites
×No Special Retirement Benefits designated solely for executive officers
×Do not grant options with exercise prices at less than fair market value of our common shares on the date of grant

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PROXY SUMMARY
Please see “Named Executive Officer Compensation Tables” and the related narrative disclosure for more information regarding the compensation of our Named Executive Officers.
Corporate Governance Highlights—Reasonable Governance with A Controlling Stockholder
Key elements of our governance are set forth below.

Executive sessions of non-management directors and at least an annual executive session of independent directors	Regular evaluation of director compensation

Annual Board and Committee self-evaluations	Director onboarding program and continuing director education

Strong Board diversity	Periodic review of Committee charters and key governance policies

Detailed strategy and risk oversight by Board and Committees	Commitment to fostering a diverse and inclusive workplace

No director overboarding	Significant engagement with key employees across functional areas, including senior management
Environmental, Social, and Governance (ESG)
Our mission, to provide clarity for all of life’s financial decisions, is rooted in our belief that both individual consumers and SMBs should be empowered to make financial decisions with confidence. As a mission-driven, consumer-first company, we have long had a company culture oriented towards being responsible and socially conscious. Our commitments are a natural extension of our mission and while ESG considerations have been part of the NerdWallet story since our inception, our ESG reports allow us to articulate our vision and priorities clearly, and ensure we hold ourselves accountable for progress on critical ESG initiatives.
Our ESG strategy is founded on three pillars:
•Achieving Our Vision, or the work we do to create a world in which everyone makes financial decisions with confidence. We know that not everyone has access to the information they need to make confident decisions, that not everyone is adequately served by financial incumbents, and addressing these inequities is endemic to our DNA.
•Investing in Our Nerds, or the work we do to provide our talented Nerds with an equitable and inclusive workplace in which they can thrive professionally and personally. Our Nerds are eager to make an impact, and we want to empower them in pursuit of our shared and individual goals.
•Building a Socially Responsible Business, or the work we do to ensure that our business practices protect and improve the lives of our consumers, our Nerds, and our wider world.
In 2023, we published our second annual ESG report, outlining our corporate social responsibility programs, diversity, equity, and inclusion efforts, and our first environmental and sustainability strategy. You can find the report at https://www.nerdwallet.com/l/environmental-social-governance.

Below are additional highlights from our 2023 report.
•We hired an expert consulting firm to ensure we’re laying a strong foundation and communicating credible environmental and sustainability measurements. This firm analyzed our energy use and greenhouse gas (GHG) emissions across our facilities and our value chain—this includes our Scope 1, 2, and 3 emissions.
•We remain committed to our Financial Equity Pledge and renewed our $2 million deposit into Self-Help Federal Credit Union, a CDCU that provides economic opportunity for underserved communities.
•We’ve given a total of $235,000 in grants—$125,000 to Inclusiv, a network of CDCUs, and launched the first-ever grant program led by our Employee Resource Groups. In total, our five ERGs received $110,000 to direct toward organizations that align with their missions.
•During 2023, NerdWallet employees volunteered over 1,800 hours for the causes they care about.

8 PROXY STATEMENT 2024

PROXY SUMMARY
Board Oversight of ESG
Our Board is committed to overseeing NerdWallet’s efforts to integrate ESG principles and practices throughout the organization and the development of an ESG strategy. Our Board is responsible for managing the development and execution of our ESG strategy. In 2022, the Board formed an Executive ESG Committee that is responsible for developing the principles of execution, strategy alignment and management of the ESG Working Group. Our ESG Working Group is comprised of delegates representing a cross-section of our organization, including members of our human resources, legal, information technology, investor relations and financial teams, and is involved in policy planning, day-to-day implementation and the coordination of corporate-wide ESG efforts, and is overseen by the Executive ESG Committee. An overview of our structure and breakdown of responsibilities can be found below.
As we continue to implement and evolve our ESG efforts, we’re committed to sharing our progress. Our most recent ESG report can be found here: https://www.nerdwallet.com/l/environmental-social-governance

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PROXY SUMMARY
Human Capital Management Highlights
Our Culture and Engagement. Core to our culture is our commitment to our values; (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys, and participation at all-hands and town hall-style meetings with leadership.
Compensation and Benefits. NerdWallet offers market-competitive compensation and benefits to attract employees and a pay-for-performance philosophy to engage and retain our employees. We want our employees to feel invested in the future of NerdWallet by offering most full-time employees equity-based compensation upon hire and through annual performance equity grants. We are Fair Pay Workplace certified and in 2023 we rolled out our global pay transparency initiative, disclosing salary ranges on our job postings and individual salary ranges to employees.
Pay Equity. We use a third party platform to analyze our employee salaries for gaps based on race or gender. This analysis happens at least twice a year during our compensation cycle, and we take action when discrepancies emerge.
Diversity, Equity, Inclusion, and Belonging. At NerdWallet, we aspire to provide people with the confidence they need to live their best lives—however they identify. For our consumers, this means building their financial confidence. For our Nerds, this means fostering an inclusive culture that allows all Nerds to be their authentic selves, grow their skills, contribute, and thrive with the confidence of belonging. Our diversity, equity, inclusion and belonging (DEIB) efforts are centered around ensuring we are building a diverse organization across all business aspects and creating an inclusive culture where everyone is engaged and has access to opportunities.
Remote Work. Most of our employees transitioned or were hired into permanent remote status and are not required to report to an office for work. We have embraced this change and continue to evolve our practices for employees to be their most productive and engaged working outside of a traditional office environment.

10 PROXY STATEMENT 2024

PROXY SUMMARY
Awards and Recognition
In 2023, NerdWallet won several awards and made several prestigious lists including:
•Newsweek—America's Most Loved Workplaces
•CNBC World's Top Fintech Companies
•Fortune’s Best Workplaces in the Bay Area
•Fortune’s Best Workplaces for Millennials
•Fortune’s Best Medium Workplaces
•Fortune's Best Workplaces in Financial Services & Insurance
•Fortune’s Best Workplaces for Women

11

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Proposal No. 1—Election of Directors
Our Board currently has five members and all of the current directors are being nominated for election at the Annual Meeting to hold office until the next annual meeting and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. All of our director nominees were previously elected by our stockholders. The Board has determined that all of the director nominees are independent, except for Mr. Chen, who is not considered independent due to his position as our Chief Executive Officer. There are no family relationships among any of the directors, director nominees and executive officers. Each nominee has agreed to serve, if elected. If any nominee declines or is unable to accept such nomination or is unable to serve, an event which we do not expect, the Board reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees and the size of the Board. In this event, the proxy holders may vote, in their discretion, for any substitute nominee proposed by the Board. We have presented below biographical information regarding each nominee. This biographical information is supplemented by additional information regarding the particular experiences, qualifications, attributes and skills that led the Board to conclude each nominee should serve on the Board. This additional information is set forth under “Proxy Summary—A Highly Diverse and Skilled Board.”
Nominees

Tim Chen	Jennifer E. Ceran	Lynne M. Laube	Kenneth T. McBride	Maurice Taylor
Our director nominees exhibit a mix of skills, experience, diversity and perspectives:

Recommendation

Our Board unanimously recommends that you vote “FOR” the election of each of the director nominees.

12 PROXY STATEMENT 2024

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Director Background and Qualifications
Director Nominees

DIRECTOR SINCE: 2011 AGE: 41 COMMITTEES: None SKILLS:

Tim Chen
Chief Executive Officer | Chairman of the Board
Mr. Chen has served as our Chief Executive officer since 2009, as a member of our Board of Directors since December 2011 and as a Chairman of our Board of Directors since September 2021. Prior to founding the Company, Mr. Chen worked at JAT Capital Management, L.P. and Perry Capital as an Investor and at Credit Suisse as an Equity Research Associate. Mr. Chen holds a B.A. in Economics from Stanford University. We believe Mr. Chen is qualified to serve on our Board of Directors due to his perspective and experience from serving as our Co-Founder and Chief Executive Officer, as well as his experience in the finance industry.
OTHER PUBLIC BOARDS
None

13

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2020 AGE: 60 COMMITTEES: Audit SKILLS:

Jennifer E. Ceran
Independent Director
Ms. Ceran has been a member of our Board of Directors since 2020. Ms. Ceran served as the interim CFO of Klaviyo from November 2021 until May 2022. Ms. Ceran served as Chief Financial Officer of Smartsheet Inc. from September 2016 until January 2021. Prior to joining Smartsheet, Ms. Ceran served as the Chief Financial officer of Quotient Technology, Inc. from September 2015 to September 2016. From 2012 to September 2015, Ms. Ceran served as Vice President of Finance at Box, Inc.. From 2003 to 2012, Ms. Ceran served in various leadership roles at eBay Inc., including as Vice President of Investor Relations, Vice President of Financial Planning and Analysis, and Vice President and Treasurer. Ms. Ceran is a member of the board of directors of Klaviyo, Inc. (NYSE: KVYO) and Riskified Ltd. (NYSE: RSKD), and she serves as the Chair of the Audit Committee of both companies. Ms. Ceran holds a B.A. in Communications and French from Vanderbilt University, and an M.B.A. in Finance and Accounting from the University of Chicago, Booth School of Business. Ms. Ceran brings to our Board of Directors valuable financial and business expertise through her years of experience as a Chief Financial Officer with publicly traded companies. Ms. Ceran provides an important role in leading the Board of Directors’ activities on financial and auditing matters, as well as collaborating with our independent registered public accounting firm and management team.
OTHER PUBLIC BOARDS
Klaviyo, Inc. and Riskified Ltd.

14 PROXY STATEMENT 2024

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2020 AGE: 54 COMMITTEES: Compensation SKILLS:

Lynne M. Laube
Independent Director
Ms. Laube has been a member of our Board of Directors since 2020. She served as the Chief Executive Officer of Cardlytics, Inc. from May 2020 until September 2022 and as a director of Cardlytics, Inc. (Nasdaq: CDLX), from 2008 through November 2022. Prior to that Ms. Laube served as the Chief Operating officer of Cardlytics, Inc., a role she held since 2008. From 1994 to 2008, Ms. Laube held various positions at Capital One, including as a Vice President. Ms. Laube started her career at Bank One Corporation, where she specialized in operations analysis. Ms. Laube holds a B.S. in Finance and Marketing from the University of Cincinnati. Ms. Laube’s extensive experience in the financial industry, and in analytics and operations, brings a valuable perspective to our Board, along with her experience as a former Chief Executive Officer.
OTHER PUBLIC BOARDS
None

15

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2022 AGE: 56 COMMITTEES: Audit Compensation SKILLS:

Kenneth T. McBride
Independent Director
Mr. McBride has been a member of our Board of Directors since April 2022. Mr. McBride was the Chief Executive Officer of Stamps.com, Inc. (formerly Nasdaq: STMP) (“Stamps.com”), an e-commerce and mailing and shipping software company, from 2001 until he decided to step down from the role in November 2021, Chairman of its board of directors from 2012 to October 2021, and Chief Financial Officer from 2000 to 2004. Earlier in his career, Mr. McBride worked as an Equity Research Analyst at Salomon Smith Barney, which was an investment banking firm, from 1997 to 1999. From August 2001 to October 2021, Mr. McBride was on the board of directors of Stamps.com. From October 2021 to February 2023, Mr. McBride was on the board of managers of Auctane Parent, LP (“Auctane”) (f/k/a Stamps Parent LP), the entity that acquired Stamps.com in October 2021. Mr. McBride was previously on the boards of directors of CafePress Inc. (formerly Nasdaq: PRSS), an online retailer of stock and user-customized on-demand products, from 2015 to November 2018 and LegalZoom.com, Inc. (Nasdaq: LZ), an online legal technology company, from 2012 to 2014. Mr. McBride received an M.S.E.E. and a B.S.E.E. in Electrical Engineering from Stanford University and an M.B.A. from the Graduate School of Business at Stanford University. Mr. McBride’s extensive experience as a public company CEO and CFO, his experience with service and technology companies, along with his experience as a board member of public companies, make him a valuable member of the Board.
OTHER PUBLIC BOARDS
None

16 PROXY STATEMENT 2024

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2022 AGE: 38 COMMITTEES: Audit SKILLS:

Maurice Taylor
Independent Director
Mr. Taylor has been a member of our Board of Directors since 2022. Mr. Taylor is currently a Portfolio Manager at Alyeska Investment Group, a role he has held since 2020. Prior to that Mr. Taylor served as a Senior Investment Analyst at Alyeska. Prior to joining Alyeska in 2015, Mr. Taylor served as an Equity Research Analyst at Millennium Management from February 2015 to February 2017. Prior to 2015, Mr. Taylor was an Investment Banking Associate in the Technology, Media & Telecom group at J.P. Morgan. Mr. Taylor holds a B.A. with High Distinction in Economics from the University of Michigan-Dearborn, a J.D. from Harvard Law School and an M.B.A from Harvard Business School. Mr. Taylor's years of experience in investing provide a valuable perspective to our Board.
OTHER PUBLIC BOARDS
None

17

BOARD MATTERS
Board Matters
Director Nominations and Appointments
Our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In assessing director candidates to fulfill the foregoing, our Board considers those factors it deems appropriate in the context of the needs of the Company and the overall composition of our Board. These factors include the individual’s age, skills, diversity of experience and other background (including gender and race/ethnicity), demonstrated leadership, the ability to exercise sound judgment and, as applicable, independence. Our Board selects nominees for election as directors at each annual meeting of stockholders. Our Board evaluates candidates to fill any vacancies during the year on a similar basis.
Our Board considers candidates from any reasonable source, including recommendations from our existing directors, management, stockholders and any third-party search firms engaged, and does not evaluate candidates differently based on the source of the recommendation.
Stockholders may recommend director candidates for consideration by our Board by giving written notice of the recommendation to the Corporate Secretary, mailed to: 55 Hawthorne Street, 10th Floor, San Francisco, California 94105.
Director Qualifications—A Balanced, Skilled Board Serving the Long-Term Interests of the Company and Its Stockholders
Our Board believes that all Board members should possess all of the following personal characteristics:
•Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;
•Accountability: Directors should be accountable for their decisions as directors;
•Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;
•Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion; and
•High Performance Standards: Directors should have a history of achievements that reflects high standards for themselves and others.
The Company believes that each of the directors nominated has a reputation for strong character and integrity and that our directors have worked cohesively and constructively with each other and with management of the Company. Further, the directors have each demonstrated business acumen and an ability to exercise sound judgment.
Our Board also reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity, as described under “Proxy Summary—A Highly Diverse and Skilled Board.”

18 PROXY STATEMENT 2024

BOARD MATTERS
Director Independence and Impact of Controlled Company Status
Our shares of Class A common stock are listed on the Nasdaq Global Market. We are a “controlled company” under the Nasdaq Listing Rules because Tim Chen, our Chairman and Chief Executive Officer, and his affiliated trusts control a majority of the voting power of our outstanding capital stock. Given our Board’s size, nominating and governance matters are addressed by the full Board instead of by a select committee. However, we have an Audit Committee composed solely of independent directors as required by Nasdaq Listing Rules. Furthermore, our Board has also determined to have a Compensation Committee (although we are not required to have one) also composed of independent directors. If at any time we cease to be a “controlled company” under the Nasdaq Listing Rules, our Board will take all action necessary to comply with the applicable rules of the Nasdaq stock exchange, including establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period.
Our Board recently undertook its annual review of director independence in accordance with the applicable Nasdaq Listing Rules. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, our Board must make a determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors regarding each director’s business and personal activities as they may relate to us and our management.
Our Board has determined that each of Mses. Ceran and Laube and Messrs. McBride and Taylor are “independent directors” as such term is defined by the applicable Nasdaq Listing Rules. In addition, after considering all of the relevant facts and circumstances, our Board has determined that each of: (1) Mses. Ceran and Messrs. McBride and Taylor for purposes of service on our Audit Committee, and (2) Ms. Laube and Mr. McBride, for purposes of service on our Compensation Committee, qualifies as “independent” in accordance with the additional independence rules established by the SEC and Nasdaq for such committees.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Oversight by Our Board of Directors
Our Board has general oversight responsibility for the business and affairs of the Company. The directors, in exercising their duties, represent and act on behalf of the stockholders. Our Board serves as the ultimate decision-making body of the Company, except for those matters reserved to (or shared with) our stockholders. Our Board is responsible for overseeing management, which is, in turn, responsible for the day-to-day operations of the Company. Although our Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. Our Board’s primary areas of focus include strategy, finance, leadership development, risk management, along with ESG, as well as evaluating management and guiding changes as circumstances warrant. As described below, significant additional responsibilities are delegated to committees, which report to our Board on their activities and actions on a regular basis. The committees include our Audit Committee and Compensation Committee. Our Board and its committees perform an annual self-performance review.

19

BOARD MATTERS
Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors
Our Board operates under the leadership of our Chairman and Chief Executive Officer, Tim Chen. Our Board believes that combining the roles of Chairman and Chief Executive Officer at this time fosters accountability, effective decision-making and alignment between the Board and our senior management. Our Board believes that Mr. Chen, as a Company executive, co-founder and our controlling stockholder, is best suited to serve as Chairman and guide the strategic priorities of the Company in light of his substantial experience, and his in-depth knowledge of our Company and industry. In addition, our Board believes Mr. Chen is uniquely well-positioned to leverage the in-depth knowledge and perspective gained in his executive capacity to lead the Board and to utilize these powers effectively to best serve the Company and our stockholders.
Our Board has carefully considered its leadership structure and believes that the Company and its stockholders are best served by maintaining the flexibility to have any director serve as Chairman and periodically evaluate whether to have an independent lead director. Our Board recognizes the increasing utilization of non-executive chairpersons and lead directors in many public companies. However, our Board believes its current leadership structure is most appropriate for us as a controlled company and best serves the stockholders of the Company.
There is no “one size fits all” approach to ensuring independent leadership. Our Board believes that its four independent directors are empowered, deeply engaged and provide significant independent leadership and direction given their executive and Board experience. The independent directors are members of our Audit and Compensation Committees, which collectively oversee critical matters of the Company. When our non-management or independent directors meet in executive sessions, our Audit Committee chair generally presides over such sessions. The independent directors further have access to independent advisors as they deem appropriate.
Meetings of our Board and Committees
Our Board and committees meet throughout the year at regularly scheduled meetings and informational sessions, and also hold special meetings and act by written consent as appropriate. The non-management directors hold executive sessions to meet without management present, generally at regularly scheduled Board meetings as well as other times that such directors deem necessary or appropriate. The independent directors meet in executive session at least once per year.
Directors are expected to attend the annual meeting of stockholders, Board meetings and meetings of committees on which they serve. We permit participation by telephone or videoconference, which is deemed attendance for all meetings.
In 2023, our Board met 5 times and our committees met an aggregate of 12 times. All directors attended 75% or more of the Board’s meetings and the meetings of the committees on which they served held during the period in which they served.

20 PROXY STATEMENT 2024

BOARD MATTERS
Standing Committees of Our Board with Significant Responsibilities
Our Board has delegated various responsibilities and authority to two Board committees: our Audit Committee and Compensation Committee. Each committee operates under a written charter approved by our Board, which is reviewed periodically by the respective committee and is available on the Governance tab of our investor relations website located at https://investors.nerdwallet.com. The table below sets forth the current membership of our Board committees and the number of meetings held by each committee in 2023.

DIRECTOR	AUDIT	COMPENSATION

Tim Chen
Jennifer E. Ceran
Lynne M. Laube
Kenneth T. McBride
Maurice Taylor

2023 MEETINGS	Audit: 8	Compensation: 4

    = Chair
    = Member
Audit Committee
Our Audit Committee consists of Ms. Ceran and Messrs. McBride and Taylor. Our Board has determined that Ms. Ceran and Messrs. McBride and Taylor satisfy the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”). The chair of our Audit Committee is Ms. Ceran. Our Board has determined that each of Ms. Ceran and Mr. McBride is an “audit committee financial expert” within the meaning of SEC rules. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
•helping our Board oversee our corporate accounting and financial reporting processes;
•managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our quarterly and year-end operating results;
•overseeing procedures for receiving and investigating submissions by employees concerning questionable accounting or audit matters and complaints received regarding accounting, internal accounting controls or auditing matters;
•reviewing related person transactions;
•overseeing cybersecurity risks;
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

21

BOARD MATTERS
•approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
Our Compensation Committee consists of Ms. Laube and Mr. McBride. The chair of our Compensation Committee is Ms. Laube. Our Board has determined that each of Ms. Laube and Mr. McBride is independent under the Nasdaq Listing Rules, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Although we are a “controlled company” under the Nasdaq corporate governance rules and not required to have a compensation committee consisting solely of independent directors, our Compensation Committee is composed solely of independent directors. Our Compensation Committee is advised by Compensia, our independent executive compensation consultant.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•reviewing and recommending to our Board the compensation of our chief executive officer and other executive officers;
•reviewing and recommending to our Board the compensation of our directors;
•administering our equity incentive plans and other benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
•reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

22 PROXY STATEMENT 2024

BOARD MATTERS
Board and Committee Responsibilities for Risk Oversight
Our Board has an oversight role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. Our Board oversees our risk management primarily through the matters noted below.
Full Board
•Reviewing management’s business plan, budget, strategic plans and business developments.
•Addressing emerging issues and innovation.
•Overseeing key strategic acquisitions, mergers and divestitures.
•Overseeing management’s response to crises and related reputational risks.
•Overseeing ESG matters, including human capital management, corporate culture and sustainability matters.
•Generally overseeing stockholder engagement.
•Succession planning for the Chief Executive Officer and other executive officers, as well as Board leadership.
•Reviewing qualifications, expertise, experience and characteristics of Board members and overseeing director nominations and appointments.
•Overseeing Board structure and composition, and reviewing director succession planning.
•Reviewing and approving Corporate Governance Guidelines and other key governance policies, and monitoring compliance.
•Managing the evaluation process for our Board and committees, and overseeing related activities resulting from such review.
Audit Committee
•Overseeing our major financial risk exposures (including liquidity, capital spending, credit and financings) and management’s risk assessment and risk management policies.
•Reviewing financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure processes and any mitigating activities adopted in response to material control deficiencies.
•Monitoring legal and regulatory compliance including compliance with the Company’s Code of Business Conduct.
•Regular oversight and consultations with the independent registered public accounting firm.
•Direct oversight of the internal audit group.
•Overseeing the whistleblower hotline processes for accounting and auditing matters.
•Reviewing and approving related person transactions in accordance with our Related Person Transaction policy.
•Oversight of cybersecurity risks.

23

BOARD MATTERS
Compensation Committee
•Reviewing and approving compensation and severance/termination policies and agreements with executive officers.
•Evaluating director and executive officer compensation programs.
•Considering whether and how our executive compensation philosophy, policies and programs support our overall business strategy.
•Reviewing the material risks associated with our compensation structure, policies and programs for all employees to determine whether they encourage excessive risk-taking.
•Evaluating compensation policies and practices to mitigate risk.
•Directly overseeing stockholder engagement related to compensation matters.
Our Board and its committees have been, and continue to be, prepared to commit the necessary resources and time to oversee the management of critical matters of the Company, including in times of an actual or potential crisis.
Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct
Our Board has adopted tailored governance practices appropriate for our public company status. Our policies align our corporate governance structure and our business strategy and culture, and enable our Board to effectively oversee our culture of compliance and rigorous risk management.
Copies of our Corporate Governance Guidelines and our Code of Business Conduct are available under the Governance tab of our website at https://investors.nerdwallet.com.
Code of Business Conduct—Establishing A Culture of Compliance
In September 2021, our Board adopted a Code of Business Conduct. Our Code of Business Conduct applies to all of our directors, officers and employees and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Business Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our Code of Business Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at https://investors.nerdwallet.com or via a Current Report on Form 8-K.
Corporate Governance Guidelines—Establishing Core Principles of Governance
We believe that good corporate governance promotes the effective functioning of our Board and its committees and helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the Nasdaq Listing Rules. In September 2021, our Board adopted our Corporate Governance Guidelines to provide a framework for the governance of the Company as a whole and describe the principles and practices that our Board follows in carrying out its responsibilities.
Such Corporate Governance Guidelines will be regularly reviewed by our Board to ensure that they effectively promote the best interests of both the Company and our stockholders and that they comply with all applicable laws, regulations and Nasdaq Listing Rules. The Corporate Governance Guidelines address, among other things, the size, composition, structure, leadership and policies of our Board and its committees, the responsibilities and authority of our Chairman and lead director (if any), director qualification standards, expectations and responsibilities of directors, management succession planning and the evaluation of Board performance.

24 PROXY STATEMENT 2024

BOARD MATTERS
Insider Trading Policy—Addressing Pledging and Hedging Guidance
We believe it is improper and inappropriate for any person to engage in short-term or speculative transactions involving our securities. We prohibit our officers, directors and employees from engaging in any of the following activities with respect to our securities:
•Pledging/purchases of securities on margin. Our officers, directors and employees are prohibited from pledging our securities as security for margin accounts.
•Short sales. Our Insider Trading Policy prohibits all officers, directors and employees from selling Company securities they do not own and borrowing the shares to make delivery.
•Buying or selling puts, calls, options or other derivatives in respect of our securities is prohibited. This prohibition extends to any instrument whose value is derived from the value of any of our securities.
•Hedging transactions. Our officers, directors and employees are prohibited from entering into hedging transactions.
Board Evaluation Process
Our Board believes it is important to assess its overall performance and the performance of our Board committees in order to serve the best interests of our stockholders and position the Company for future success. Beginning in 2022, our Board and each committee have conducted such annual evaluations to determine whether it and its committees are functioning effectively. Our Board will oversee the determination and implementation of an appropriate process and recommended activities in response to such findings.
Director Onboarding and Continuing Education—Connecting New Directors to the Company’s Unique Culture and Business, and Maintaining Key Expertise in an Evolving Regulatory and Business Landscape
Our Board oversees the Company’s orientation programs for new directors and continuing education programs for existing directors. Each new director, upon joining our Board, is provided with an orientation session regarding our Board and the Company’s operations. As part of this orientation, each new director has an opportunity to meet with members of senior management of the Company.
Directors are encouraged to participate in continuing education on various subjects that will assist them in discharging their duties. This may include seminars, conferences and other continuing education programs designed for directors of public companies.
Communications With Our Board
If you want to communicate with the non-management members of our Board, you should send a letter to any such director at 55 Hawthorne Street, 10th Floor, San Francisco, California 94105 or to the email address nwboardofdirectors@nerdwallet.com. The Corporate Secretary may sort or summarize the communications as appropriate. Communications that are commercial solicitations, customer complaints, incoherent or inappropriate will not be communicated to the non-management members of our Board.
To submit concerns regarding accounting, internal accounting controls or auditing matters, you may email the Chair of our Audit Committee at auditchair@nerdwallet.com or call our reporting hotline at (844) 836-6742. NerdWallet employees may submit such concerns on a confidential or anonymous basis. Communications made through the confidential hotline will be reviewed by our Audit Committee in accordance with its procedures.

25

BOARD MATTERS
Compensation of Non-Employee Directors
In 2021, we implemented a policy pursuant to which each non-employee director will receive the following cash compensation for service on our Board, paid quarterly, in arrears on the last day of each fiscal quarter in which the service occurred:

Annual Compensation of Non-Employee Directors	•Board Member — $50,000 •Audit Committee Chair — $20,000 •Compensation Committee Chair — $12,000 •Audit Committee Member — $10,000 •Compensation Committee Member — $6,000

In addition, each non-employee director who is elected or appointed to our Board in the future will automatically be granted, upon the date of such election or appointment, an initial, one-time grant of restricted stock units with an aggregate grant date value of $300,000, vesting in three equal annual installments following such election or appointment date, subject to the non-employee director’s remaining in our continuous service through each vesting date. Such grant will vest in full upon a change in control of the Company, subject to the non-employee director remaining in our continuous service through such change in control date.
Further, on the date of each annual meeting each non-employee director who has completed at least three months of continuous service as a non-employee director as of the date of such annual meeting and who will continue to serve as a non-employee member of our Board following such annual meeting will automatically be granted restricted stock units with an aggregate target value as of the grant date of $150,000, provided that an eligible non-employee director who received an initial grant at least three, but less than six, months prior to the annual meeting date will be granted restricted stock units with an aggregate grant date fair value of $75,000.
The annual grant of restricted stock units will vest on the earlier to occur of the one-year anniversary of the grant date and the day prior to the date of our next annual meeting, subject to the non-employee director remaining in our continuous service through the vesting date. Such grant will also vest in full upon a change in control of the Company, subject to the non-employee director remaining in our continuous service through such change in control date.
Each non-employee director is reimbursed for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings, subject to compliance with our applicable policies.

26 PROXY STATEMENT 2024

BOARD MATTERS
2023 Director Compensation Table
The table below sets forth the compensation of our directors in 2023, excluding Tim Chen whose compensation is covered in the Summary Compensation Table.

Name	Fees Earned Or Paid In Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Jennifer E. Ceran	70,000		145,152	—	215,152
Lynne M. Laube	62,000		145,152	—	207,152
Thomas Loverro	14,000	(2)	—	—	14,000
Kenneth T. McBride	64,500		145,152	—	209,652
Maurice Taylor	60,000		145,152	—	205,152
(1)The amounts reported in this column represent the aggregate grant date fair value of restricted stock unit awards granted during 2023, in each case computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, or ASC Topic 718. The assumptions used in calculating the grant date fair value of restricted stock units are set forth in Note 11–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The table below shows the aggregate numbers of shares subject to outstanding and unexercised option awards and outstanding stock awards held by each non-employee director as of December 31, 2023.

Name	Option Awards	RSUs

Jennifer E. Ceran	120,000	15,120
Lynne M. Laube	120,000	15,120
Kenneth T. McBride	—	32,929
Maurice Taylor	—	34,259
(2)This amount has been prorated to reflect time served in 2023.

27

EXECUTIVE OFFICERS
Executive Officers
Set forth below are descriptions of the backgrounds of each executive officer of the Company.

Tim Chen

Chief Executive Officer and Chairman of our Board Age: 41	See “Proposal No.1–Election of Directors—Director Background and Qualifications” for biographical and other information regarding Tim Chen.

Lauren StClair

Chief Financial Officer Age: 43
Lauren StClair. Ms. StClair has served as our Chief Financial Officer since December 2020. Prior to joining NerdWallet, Ms. StClair served as CFO, North America at eBay Inc., a position she held since June 2019. Prior to June 2019, Ms. StClair served as CFO, International at StubHub, a position she held since February 2017. Prior to February 2017, Ms. StClair served as Director, Investor Relations at eBay Inc. Ms. StClair is a member of the Board of Directors of Lavoro Limited. Ms. StClair holds a B.S. from Stanford University and M.B.A. from Duke University.

Kevin Yuann

Chief Business Officer Age: 45
Kevin Yuann. Mr. Yuann has served as our Chief Business Officer since March 2021. Prior to that, Mr. Yuann served as our Vice President from August 2016 to March 2021 and as Senior Director from March 2016 to August 2016. Mr. Yuann holds an A.B. from Brown University and an M.B.A. from the University of California, Los Angeles.

28 PROXY STATEMENT 2024

EXECUTIVE OFFICERS

Sam Yount

General Manager, Consumer Credit Age: 42
Sam Yount. Mr. Yount has served as our General Manager, Consumer Credit since July 11, 2022. Prior to joining NerdWallet, Mr. Yount served as the Chief Executive Officer of On the Barrelhead, Inc. (acquired by NerdWallet in 2022) from April 2017 to July 2022. Prior to founding On the Barrelhead, Mr. Yount was the Chief Marketing Officer at LendingTree from January 2016 to April 2017. Mr. Yount has a B.A. in Sociology from the University of Chicago.

Other Senior Management
Set forth below are descriptions of the backgrounds of other members of senior management of the Company.

Lynee Luque

Chief People Officer Age: 45
Lynee Luque. Ms. Luque has served as our Chief People Officer since April 1, 2022. Prior to that, Ms. Luque served as our Vice President of People Operations since joining NerdWallet in September of 2020. Prior to joining NerdWallet, Ms. Luque served as VP and Head of People at Envoy, a position she held beginning in September 2018. Before her role at Envoy, Ms. Luque served as Global Human Resources Director for Twitter. Ms. Luque has a B.S. degree from the University of California, Berkeley and an M.B.A. from the University of Michigan, Ann Arbor.

Ekumene “E” Lysonge

Chief Legal Officer Age: 47
Ekumene “E” Lysonge. Mr. Lysonge has served as our Chief Legal Officer since April 1, 2023. Prior to that, Mr. Lysonge served as our General Counsel since joining NerdWallet in April 2021. Prior to joining NerdWallet, Mr. Lysonge served as Global Deputy General Counsel and Assistant Corporate Secretary at Jones Lang LaSalle, a position he held beginning in January 2020. Mr. Lysonge served as Vice President and General Counsel of Snapfish from March 2019 through January 2020. Prior to his role at Snapfish, Mr. Lysonge served as Vice President, General Counsel, and Corporate Secretary at CafePress, Inc. Mr. Lysonge holds a B.A. from Fisk University and a J.D. from the Vanderbilt University Law School.

29

EXECUTIVE OFFICERS

Jason Rodriguez

Chief Product Officer Age: 46
Jason Rodriguez. Mr. Rodriguez has served as our Chief Product Officer since January 2023. Prior to that Mr. Rodriguez served as VP of Technology, NEXT for NerdWallet beginning in October 2020. Prior to joining NerdWallet, Mr. Rodriguez served as the Chief Technology Officer at Fundera (acquired by NerdWallet in 2020) from October 2019 to October 2020. Prior to joining Fundera, Mr. Rodriguez served as VP of Product and Engineering for SoulCycle from August 2016 to October 2019. Mr. Rodriguez has a B.S. in Computer Science from NYU School of Engineering.

30 PROXY STATEMENT 2024

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Named Executive Officer Compensation Tables
Our Named Executive Officers for the year ended December 31, 2023 were:
•Tim Chen, our Chief Executive Officer and Chairman of our Board;
•Lauren StClair, our Chief Financial Officer; and
•Sam Yount, our General Manager, Consumer Credit
2023 Summary Compensation Table
The following table shows the compensation awarded to, earned by or paid to our Named Executive Officers for the year ended December 31, 2023 and, where applicable, December 31, 2022.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)

Tim Chen Chief Executive Officer and Chairman of the Board	2023	687,500	—		5,843,870	—	—	15,300	6,546,670
	2022	625,000	—		1,997,488	2,636,462	—	14,624	5,273,574
Lauren StClair Chief Financial Officer	2023	771,250	163,000	(3)	1,976,902	—	—	15,300	2,926,452
	2022	756,250	—		1,082,186	1,388,373	—	14,391	3,241,200
Sam Yount General Manager, Consumer Credit	2023	350,000	1,666,666	(4)	—	—	—	11,773	2,028,439
(1)The amounts reported in these columns represent the aggregate grant date fair value of restricted stock unit awards and stock option awards, in each case computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, or ASC Topic 718. The assumptions used in calculating the grant date fair value of restricted stock units (including PSUs) and stock options are set forth in Note 11–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The grant date fair value for the PSUs granted in 2023 included in this column ($1,753,158 for Mr. Chen and $566,996 for Ms. StClair) is reported assuming performance at target. The grant date fair value of these PSUs assuming maximum performance at 200% would be: $3,506,316 for Mr. Chen and $1,133,992 for Ms. StClair.
(2)The amounts reported in this column include Company matching contributions under its 401(k) plan of $13,200 and $12,200, for 2023 and 2022, respectively, for each of Mr. Chen and Ms. StClair. For Mr. Yount, the 401(k) matching contribution was $9,444 for 2023.
(3)This amount represents a discretionary bonus paid to Ms. StClair based on EBITDA-related performance of the Company in 2023.
(4)This amount represents retention compensation paid to Mr. Yount in 2023 pursuant to the terms of a retention agreement related to the Company's acquisition of On the Barrelhead, Inc. (OTB) in July 2022. Under the retention agreement, Mr. Yount could receive up to $5.0 million of cash retention awards which are payable in equal installments on the first, second and third anniversaries of the closing of the acquisition of OTB, subject to Mr. Yount's continued employment with the Company.

31

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Narrative Disclosure to Summary Compensation Table
Offer Letters and Other Agreements
Set forth below are descriptions of our employment terms with our Named Executive Officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our Named Executive Officers, see “—Potential Payments Upon Termination or Change in Control.”
Tim Chen. On June 25, 2021, we entered into an offer letter with Mr. Chen. Mr. Chen is entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time which was $700,000 effective as of April 1, 2023. Mr. Chen is also eligible to participate in the employee benefit plans generally available to our employees.
Lauren StClair. On November 24, 2020, we entered into an offer letter with Ms. StClair. Ms. StClair is entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time, which was $770,000 effective as of April 1, 2023. Ms. StClair is also eligible to participate in the employee benefit plans generally available to our employees.
Sam Yount. On June 23, 2022 we entered into an offer letter with Mr. Yount as part of NerdWallet's acquisition of On the Barrelhead, Inc., a Delaware corporation (OTB) that was completed on July 11, 2022. Mr. Yount is entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time, which was $350,000 effective as of July 11, 2022. In addition, we entered into a cash retention agreement with Mr. Yount pursuant to which Mr. Yount could receive up to $5.0 million of cash retention payments, payable in equal installments on the first, second and third anniversaries of the closing of the acquisition of OTB, subject to Mr. Yount's continued employment with the Company. Mr. Yount is also eligible to participate in the employee benefit plans generally available to our employees.
Equity Awards
Our Compensation Committee approves all compensation decisions relating to all of our executive officers, including our Named Executive Officers. Our equity compensation to our Named Executive Officers consisted of an initial equity grant upon hire (other than Mr. Chen who did not receive equity awards until 2021), and annual grants thereafter (other than Mr. Yount). In connection with the closing of NerdWallet's acquisition of OTB in 2022, Mr. Yount was granted (i) a new hire award of restricted stock units (RSUs) with a grant date value of $500,000 that vests over approximately four years, subject to a one-year vesting cliff (meaning none of the new hire award vested for approximately one year as measured from the vesting commencement date of the new hire award) and will generally vest quarterly thereafter, subject to continued service as of each vesting date and (ii) a retention award of RSUs with a grant date value of $5.0 million that vest on the third anniversary of the vesting commencement date, subject to continued service through such date. Mr. Yount's equity grants were granted under our 2022 Inducement Equity Incentive Plan. Equity awards to our Named Executive Officers in 2023 (other than Mr. Yount who did not receive equity awards in 2023) consisted of a combination of RSUs and performance restricted stock units (PSUs). For additional information about these equity awards, see "—Outstanding Equity Awards At December 31, 2023" below. Our equity compensation is designed to ensure that our Named Executive Officers are incentivized to grow stockholder value and that their interests are aligned with our stockholders for the long term.
While we do not have formal stock ownership guidelines or requirements for our executive officers, we do strive to promote a culture of ownership. Our Chief Executive Officer and our Chief Financial Officer have agreed to retain holdings (vested and unvested) worth at least six times and four times their total annual cash compensation, respectively.

32 PROXY STATEMENT 2024

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Outstanding Equity Awards At December 31, 2023
The following table provides information about the outstanding Company equity awards held by our Named Executive Officers as of December 31, 2023.

		OPTION AWARDS						STOCK AWARDS
NAME	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(8)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(9)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(8)

Tim Chen	5/24/2021	9,920		9,920	(1)	$22.18	5/24/2026
	5/24/2021	296,852		158,308	(1)	$20.16	5/24/2031
	7/1/2022	—		11,990	(2)	$9.17	6/30/2027	149,692	(5)	2,203,466
	7/1/2022	212,063		374,715	(2)	$8.34	6/30/2032
	3/15/2023							198,075	(5)	2,915,664	104,479	1,537,931

Lauren StClair	12/16/2020	307,604	(1)(3)			$13.52	12/15/2030	41,128	(4)	605,404
	4/1/2022	89,183		124,858	(2)	$12.64	3/23/2032	48,159	(5)	708,900
	3/15/2023							64,062	(5)	942,993	33,790	497,389
	3/15/2023							1,296	(6)	19,077

Sam Yount	7/11/2022							486,854	(7)	7,166,491
	7/11/2022							31,738	(4)	467,183
(1)The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date, and as to 1/48th of the shares on a monthly basis thereafter for the next 36 months, subject to the executive’s continued service with us on each applicable vesting date.
(2)The option vests in substantially equal monthly installments over 48 months of continuous service following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.
(3)Includes 78,744 stock options which are unvested but immediately exercisable, subject to our right to repurchase any then-unvested shares in connection with the termination of service of the holder of such shares.
(4)The RSUs will be completely vested once the executive has been a service provider on 17 consecutive Quarterly Installment Dates (approximately four years). A number of shares shall vest on each Quarterly Installment Date (March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date) following the vesting commencement date as follows, subject to the executive being a service provider through such date:
•1st through 4th Quarterly Installment Date: No Vesting.
•5th Quarterly Installment Date: A number of shares subject to the award shall vest equal to the product of (i) the number of RSUs granted, multiplied by (ii) a fraction, (x) the numerator of which shall be the number of days that have elapsed since, and including, the vesting commencement date and (y) the denominator of which shall be one thousand four hundred sixty (1,460), rounded down to the nearest whole share.
•6th through 16th Quarterly Installment Date: 1/16th of the number of RSUs granted shall vest, rounded down to the nearest whole share.
•17th Quarterly Installment Date: All then unvested RSUs shall vest.
(5)The RSUs vest in 16 substantially equal installments on each Quarterly Installment Date (March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date) following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.
(6)The RSUs vest in 4 substantially equal installments on each Quarterly Installment Date (March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date) following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date,
(7)The RSUs were granted to Mr. Yount under the NerdWallet, Inc. 2022 Inducement Equity Incentive Plan related to the Company's acquisition of OTB in July 2022. The RSUs vest in full upon the third anniversary of the vesting commencement date.
(8)Market value is calculated based on $14.72, the closing price of our Class A common stock on December 31, 2023.
(9)Represents target award PSUs with both service-based and performance-based conditions. Recipients of these PSUs were eligible to earn between 0% and 200% of their target awards based upon the achievement of (i) an EBITDA-related metric and (ii) a revenue-related metric, both in fiscal year 2023, subject to certification of the attainment of the performance level, with such RSUs further subject to service-based vesting over a period of three years. On March 19, 2024, the attainment of performance levels for fiscal year 2023 was certified by the Compensation Committee and 0% of these target awards were earned.

33

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Potential Payments Upon Termination of Employment or Change in Control of the Company
Pursuant to our change of control and severance policy, which became effective as of June 16, 2021, Mr. Chen and Ms. StClair were eligible for the benefits described in this paragraph (which such benefits specifically supersede any prior agreements relating to such benefits). The policy has a term of three years, subject to automatic renewal unless terminated by the Company at least three months prior to the date on which the policy would otherwise renew. In the event of a termination without cause or resignation for good reason (a “Qualifying Termination”), each such officer, contingent on execution of a general release of claims against us, will be entitled to (i) a lump sum payment equal to (A) the amount of base salary that would have been earned during the severance period (at the rate in effect immediately prior to such termination prior to any reduction that triggered a resignation for good reason), plus (B) payment of the officer’s target bonus, if applicable, assuming the bonus would have been earned at 100% of target, and prorated based on the number of calendar months completed in the performance period in which the termination occurs and (ii) to the extent the officer timely elects to receive continued coverage under our group healthcare plans, payment of, or reimbursement for, such coverage under COBRA, for up to the length of the severance period. The severance period will be six months; provided, however, that if such Qualifying Termination occurs during the period beginning 3 months prior to, and ending on the date that is 12 months following, a change in control of the Company (a Change in Control Termination), then the severance period will be 12 months. In addition, in the event of a Change in Control Termination, each such officer would also receive (x) if applicable, payment of the officer’s annual target bonus assuming the bonus would have been earned at 100% of target, and (y) vesting of each of the officer’s outstanding equity awards (excluding performance-based awards) as if the officer had completed an additional 12 months of continuous service beyond the termination date.
On March 15, 2023, we amended our change of control and severance policy to provide for the following: (i) in the event of a Change in Control Termination, each officer’s unvested outstanding equity awards (excluding performance-based awards) will vest fully and (ii) in the event of a Qualifying Termination that is not a Change in Control Termination, such officer will no longer be eligible to receive a prorated target bonus.
Mr. Yount is not a participant in the Company's change of control and severance policy, but has certain severance and change of control benefits pursuant to the terms of his cash and equity retention agreements.

Pursuant to the cash retention agreement entered into with Mr. Yount, in the event that his employment with the Company or any of its subsidiaries terminates as a result of a Qualifying Termination prior to the third anniversary of the closing of the acquisition of OTB, and he (or his executor or representative in the case of his death) signs, and does not revoke, a release of all claims against the Company and its affiliates, in a form approved by the Company, within sixty (60) days following such Qualifying Termination, then the retention bonuses shall immediately be deemed earned as of the date of the Qualifying Termination, and the remaining retention bonuses that were not previously paid to him will be paid to him within seventy (70) days following such Qualifying Termination. A "Qualifying Termination" is defined as a termination of employment due to death, permanent disability, by the Company other than for cause, or resignation for good reason.

Pursuant to the retention RSU award agreement entered into with Mr. Yount, in the event that his employment with the Company or any of its subsidiaries terminates prior to the third anniversary of the date of grant as a result of the Company terminating his employment for any reason other than cause, or Mr. Yount's resignation for good reason, and he signs, and does not revoke, a release of all claims against the Company and its affiliates, in a form approved by the Company, within sixty (60) days following such Qualifying Termination, then the RSUs shall immediately vest in full on the date that such release becomes effective.

34 PROXY STATEMENT 2024

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Other Compensation and Benefits
All of our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same terms as all of our U.S.-based employees. In addition, we also offer our employees paid time off, a 401(k) plan, an Employee Stock Purchase Plan (ESPP), mental health services, commuter benefits, health and dependent care flexible spending accounts, and access to third-party service providers in the areas of legal and personal finance support. We generally do not provide perquisites or personal benefits to our Named Executive Officers that we do not offer to our other employees. During our year ended December 31, 2023, we paid or reimbursed our Named Executive Officers a stipend for wellness, career enrichment, cell phone costs and at-home internet, paid or reimbursed certain home office expenses, and provided certain service-based anniversary gifts to our employees with an accompanying gross-up.
We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make matching contributions up to 4% of the employee’s annual salary up to a maximum of $330,000. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.
Our Named Executive Officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2023. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Our Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us designated solely for executive officers during 2023.
In an effort to achieve our vision and mission statements internally, we offer an ESPP to all employees in the U.S. and abroad. The purpose of the ESPP is to attract new employees, retain current employees, and create a culture of ownership so that our employees are aligned with our longer term goals.

35

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Equity Compensation Plan Information
The following table sets forth the indicated information as of December 31, 2023 with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (4)

Equity compensation plans approved by security holders	9,048,751	(1)(2)	$10.84	10,951,373
Equity compensation plans not approved by security holders	1,850,929	(5)		—
Total	10,899,680		$10.84	10,951,373
(1)Includes outstanding awards under the Company's (i) 2012 Equity Incentive Plan, which was terminated effective November 3, 2021 and under which awards are no longer made, and (ii) 2021 Equity Incentive Plan, as amended.
(2)Comprised of (i) 4,715,656 RSUs, (ii) 4,111,711 stock options, and (iii) 221,384 PSUs at target. On March 19, 2024, the performance levels for fiscal year 2023 were certified by the Compensation Committee and none of these PSUs were earned.
(3)The weighted-average exercise price relates to outstanding stock options only. RSU and PSU awards have no exercise price.
(4)Includes (i) 10,344,611 shares available under the 2021 Equity Incentive Plan, as amended and (ii) 606,762 shares available under the 2021 Employee Stock Purchase Plan.
(5)These awards were issued under the Company's 2022 Inducement Equity Incentive Plan (Inducement Plan), adopted in connection with the Company's acquisition of OTB. The Inducement Plan was adopted by the Compensation Committee effective July 11, 2022 and reserved 1,998,531 shares of Class A common stock to be used exclusively for the grant of awards to individuals that were not previously employees or directors of the Company, as an inducement to the individual's entry into employment with the Company within the meaning of Nasdaq Listing Rule 5635(c)(4). A total of 1,998,531 RSUs were awarded to those individuals employed at OTB who were offered employment with the Company following the acquisition of OTB.

For additional information regarding our equity compensation plans, please refer to Note 11–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

36 PROXY STATEMENT 2024

TRANSACTIONS WITH RELATED PERSONS
Transactions with Related Persons
Related Person Transactions Policy and Transactions with Related Persons
Our Board has adopted a Related Person Transaction Policy that sets forth the process by which our Audit Committee will identify, review, consider and approve or ratify transactions involving NerdWallet and any related person. A related person transaction is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which NerdWallet and any related person are, were or will be participants in which the amount involved exceeds $120,000.
Our Audit Committee will consider all the relevant facts and circumstances deemed relevant by and available to the Audit Committee, including, but not limited to (a) the risks, costs, and benefits to NerdWallet, (b) the impact on a director’s independence in the event the Related Person is a director, immediate family member of a director, or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The Audit Committee will approve only those related person transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of NerdWallet and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
We require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related person transactions. This process helps our Board determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
In 2023 there were no related person transactions and there are not currently any proposed related person transactions that would require disclosure under the SEC rules.

37

COMPENSATION RECOVERY POLICY
Compensation Recovery

Compensation Recovery Policy

As required pursuant to the listing standards of the Nasdaq Listing Rules, Rule 10D under the Exchange Act, and Rule 10D-1 under the Exchange Act, the Compensation Committee of the Board of Directors has adopted a Compensation Recovery Policy, effective October 2, 2023, which requires the Company to recover compensation erroneously awarded to any current or former Section 16 officer in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Compensation Recovery Policy requires the Company to recover the incremental portion of the incentive-based compensation received by such officer within the applicable recovery period in excess of the amount that would have been paid or payable based on the restated financial results (without regard to any taxes paid), other than in limited circumstances in which an exception to such recovery applies.

For additional information regarding our Compensation Recovery Policy, please refer to Exhibit 97.1 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

38 PROXY STATEMENT 2024

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of our common stock as of March 15, 2024, the record date for the 2024 Annual Meeting, by:
•each person, or group of affiliated persons, who we know to beneficially own more than 5% of any class of our capital stock;
•each of our Named Executive Officers;
•each of our Directors; and
•all of our Executive Officers and Directors as a group.
The numbers of shares of common stock and percentages of ownership and combined voting power set forth below are based on 77,716,747 shares of common stock issued and outstanding, consisting of 46,031,095 shares of Class A common stock and 31,685,652 shares of Class B common stock as of March 15, 2024.
The amounts of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 15, 2024. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed. Unless otherwise indicated, the address for each beneficial owner listed below is 55 Hawthorne Street, 10th Floor, San Francisco, California 94105.

39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares Beneficially Owned
	Class A Common Stock			Class B Common Stock		% of Total Voting Power(1)
Name of Beneficial Owner	Shares		%	Shares	%
5% Stockholders:
Innovius Sirius Capital I, L.P.(2)	5,209,366		11.32%			1.44%
FMR LLC(3)	4,364,834		9.48%			1.20%
The Vanguard Group(4)	3,573,185		7.76%			*
BlackRock, Inc.(5)	2,538,168		5.51%			*
T. Rowe Price Investment Management, Inc.(6)	2,317,150		5.03%			*
Directors and Named Executive Officers:
Tim Chen(7)	974,095		2.12%	31,685,652	100%	87.58%
Lauren StClair(8)	535,134		1.16%			*
Sam Yount	1,832,307		3.98%			*
Jennifer Ceran(9)	135,815		*			*
Lynne Laube(10)	135,815		*			*
Kenneth T. McBride(11)	17,809		*			*
Maurice Taylor	—		*			*
All directors and executive officers as a group (8 persons)	4,012,659	(12)	8.72%	31,685,652	100%	88.42%
*Less than 1%
(1)Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and Class B common stock, together as a single class. Holders of Class A common stock are entitled to one vote per share, and holders of Class B common stock are entitled to ten votes per share.
(2)Based on information reported by Innovius Capital Sirius I, L.P. on Schedule 13G filed with the SEC on February 14, 2022. The sole general partner of Innovius Capital Sirius I, L.P. is Innovius Capital GP I, LLC. The sole managing director of Innovius Capital GP I, LLC is Justin Moore. Mr. Moore disclaims beneficial ownership of these securities except to the extent of his respective pecuniary interest therein. The address for this entity is: 2443 Fillmore Street, #380-14279, San Francisco, CA 94115.
(3)Based on information reported by FMR LLC and Abigail P. Johnson on Schedule 13G/A filed with the SEC on February 9, 2024. FMR LLC reported that it has sole voting power over 4,362,143 shares and sole dispositive power with respect to 4,364,834 shares. The address for this entity is: 245 Summer Street, Boston, Massachusetts 02210.
(4)Based on information reported by The Vanguard Group (“Vanguard”) on Schedule 13G filed with the SEC on February 13, 2024. Vanguard reported that it has shared voting power with respect to 60,690 shares, sole dispositive power with respect to 3,479,076 shares, and shared dispositive power with respect to 94,109 shares. The address for this entity is: 100 Vanguard Blvd., Malvern, PA 19355.
(5)Based on information reported by BlackRock, Inc. on Schedule 13G filed with the SEC on January 29, 2024. BlackRock, Inc. reported that it has sole voting power with respect to 2,496,936 shares and sole dispositive power with respect to 2,538,168 shares. The address for this entity is: 50 Hudson Yards, New York, NY 10001.
(6)Based on information reported by T. Rowe Price Investment Management, Inc. on Schedule 13G filed with the SEC on February 14, 2024. T. Rowe Price Investment Management, Inc. reported that it has sole voting power with respect to 847,333 shares and sole dispositive power with respect to 2,317,150 shares. The address for this entity is: 101 E. Pratt Street, Baltimore, MD 21201.
(7)Class A common stock holdings consist of: (i) 353,304 shares of Class A common stock and (ii) 620,791 shares of Class A common stock issuable upon exercise of stock options vested and vesting within 60 days of March 15, 2024. Class B common stock holdings consist of (i) 16,744,369 shares of Class B common stock held by Tim Chen as Trustee of The Tim Chen Revocable Trust u/a/d 3/11/2016, (ii) 5,964,366 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor 2022 Annuity Trust u/a/d 6/3/2022, (iii) 1,319,561 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust II u/a/d 8/19/2019, (iv) 1,319,560 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust II-B u/a/d 8/19/2019, (v) 1,468,573 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust A u/a/d 10/14/2023, (vi) 1,468,573 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust B u/a/d 10/14/2023, (vii) 1,468,574 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust C u/a/d 10/14/2023, (viii) 966,038 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Exempt Trust A u/a/d 10/14/2023 and (ix) 966,038 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Exempt Trust B u/a/d 10/14/2023. The Special Trustee of The Seed Investor Irrevocable Remainder Trust II u/a/d 8/19/2019, The Seed Investor Irrevocable Remainder Trust II-B u/a/d 8/19/2019, and The Seed Investor 2022 Annuity Trust u/a/d 6/3/2022, Jessica Davis Mills, has the sole voting power over the shares held in such trusts; provided that Mr. Chen, as Grantor, may remove and replace the Special Trustee at any time. The Trustee of The Seed Investor Irrevocable Trust A u/a/d 10/14/2023, The Seed Investor Irrevocable Trust B u/a/d 10/14/2023, The Seed Investor Irrevocable Trust C u/a/d 10/14/2023, The Seed Investor Exempt Trust A u/a/d 10/14/2023, and The Seed Investor Exempt Trust B u/a/d 10/14/2023 is The Bryn Mawr Trust Company of Delaware; Jessica Davis Mills, is the

40 PROXY STATEMENT 2024

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Trust Protector; and Tim Chen is the Grantor, Investment Advisor and Remover. Jessica Davis Mills has the sole voting power over the shares held in such trusts; provided that Mr. Chen, as Remover, may remove and replace the Trust Protector at any time.
(8)Consists of (i) 116,051 shares of Class A common stock (ii) various options to purchase an aggregate of 307,604 shares of the Company’s Class A common stock, which was granted subject to an early exercise provision and which shares are immediately exercisable and (iii) 111,479 shares of Class A common stock issuable upon exercise of stock options vested and vesting within 60 days of March 15, 2024.
(9)Consists of (i) 15,815 shares of Class A common stock and (ii) an option to purchase an aggregate of 120,000 shares of the Company’s Class A common stock, which was granted subject to an early exercise provision and which shares are immediately exercisable.
(10)Consists of (i) 15,815 shares of Class A common stock and (ii) an option to purchase an aggregate of 120,000 shares of the Company's Class A common stock, which was granted subject to an early exercise provision and which shares are immediately exercisable.
(11)Consists of (i) 8,905 shares of Class A common stock and (ii) 8,904 shares of Class A common stock issuable upon the vesting of RSUs vesting within 60 days of March 15, 2024.
(12)Consists of (i) 2,511,318 shares of Class A common stock, (ii) options to purchase an aggregate of 715,576 shares of the Company's Class A common stock, which were granted subject to an early exercise provision and which shares are immediately exercisable and (iii) 776,861 shares of Class A common stock issuable upon exercise of stock options vested and vesting within 60 days of March 15, 2024 and (iv) 8,904 shares of Class A common stock issuable upon the vesting of RSUs vesting within 60 days of March 15, 2024.

41

AUDIT COMMITTEE REPORT
Audit Committee Report
Key Responsibilities of Oversight
On behalf of our Board, our Audit Committee provides independent oversight of:
•The reliability and integrity of the Company’s accounting policies and financial statements;
•The Company’s compliance with legal and regulatory requirements;
•The qualifications, scope of work, performance and independence of Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm;
•The performance of the Company’s internal audit function and its system of internal controls;
•Compliance with the Code of Business Conduct and implementation and effectiveness of the Company’s compliance and ethics programs;
•The Company’s major financial risk exposures, and management’s risk assessment and risk management policies; and
•The Company’s cybersecurity matters.
Required Communications with Audit Committee
As part of its oversight of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, our Audit Committee reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2023 and Deloitte’s report on those financial statements. Our Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.
These required communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies and critical audit matters addressed in Deloitte’s audit report. Our Audit Committee also received the written disclosures and a letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with our Audit Committee concerning independence. Our Audit Committee has discussed with Deloitte its independence with respect to the Company and has considered whether Deloitte’s provision of non-audit services is compatible with its independence.
Audit Committee Recommendation
Based upon these reviews and discussions, our Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023 to be filed with the SEC. Our Audit Committee also appointed Deloitte to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
This report has been furnished by the members of our Audit Committee of our Board:
Audit Committee
Jennifer E. Ceran (Chair)
Kenneth T. McBride
Maurice Taylor

42 PROXY STATEMENT 2024

AUDIT COMMITTEE MATTERS
Audit Committee Matters
Pre-Approval Policies and Procedures
Our Audit Committee has the sole authority to review in advance, and pre-approve (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided by the Company’s independent auditors and to approve all related fees and other terms of engagement to ensure that the provision of these services do not impair the independence of the Company’s independent audit firm from the Company and its subsidiaries.
All of the services rendered by Deloitte to the Company and its subsidiaries during 2023 were pre-approved by our Audit Committee.
Independent Registered Public Accounting Firm Fees
Our Audit Committee retained Deloitte to audit the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022. The following table provides information regarding fees billed by Deloitte (i.e., Deloitte & Touche LLP) and other member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates for the fiscal years ended December 31, 2023 and 2022, inclusive of out-of-pocket expenses (in thousands).

Type of Service	2023 ($)	2022 ($)

Audit Fees(1)	1,763	1,617
Audit-Related Fees(2)	—	—
Tax Fees(3)	432	334
All Other Fees(4)	4	7
Total	2,199	1,958
(1)Audit Fees for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)Tax Fees represent fees relating to tax compliance and consulting matters.
(4)All Other Fees represent fees for services other than those included above, including access to accounting research software applications and data.

43

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm for 2024
Our Audit Committee has unanimously reappointed Deloitte as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2024. Although stockholder approval is not required for such appointment, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future.
Deloitte served as the Company’s independent registered public accounting firm during 2023 and, in that capacity, rendered a report on the Company’s consolidated financial statements as of and for the year ended December 31, 2023. Deloitte has served as the independent auditor of the Company since 2015.
Support for Recommendation
In determining that retaining Deloitte for 2024 was in the best interests of the Company and its stockholders, our Audit Committee reviewed:
•Deloitte’s performance on the Company’s audit and non-audit work for the year ended December 31, 2023 and recent prior years, and management’s assessment of such performance;
•Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;
•External data on audit quality and performance, including results of recent PCAOB reports on Deloitte and peer firms and improvements made from period to period;
•The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services;
•The quality of Deloitte’s communications to and interactions with our Audit Committee at meetings and our Audit Committee Chair between meetings; and
•The benefits of having a long-tenured auditor and the institutional knowledge gained from prior years of engagement.
In accordance with SEC rules, the maximum number of consecutive years of service for lead and concurring review audit partners for public companies is five years. During 2023, the Audit Committee, after consultation with management, approved the appointment of a new lead audit partner effective for the audit for the year ending December 31, 2024.
Non-Binding Vote
Our Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and stockholder approval is not required to appoint Deloitte as our independent registered public accounting firm. However, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Our Audit Committee may retain another independent registered public accounting firm at any time if it concludes that such change would be in the best interest of the Company’s stockholders, even if the stockholders approve this proposal.

44 PROXY STATEMENT 2024

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024
Inquiries of Deloitte & Touche LLP at Annual Meeting
We expect representatives from Deloitte will be present at the 2024 Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.
Recommendation

Our Board unanimously recommends that you vote “FOR” the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024.

45

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE NERDWALLET, INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Proposal No. 3—Approval of an Amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation

Background

Effective August 1, 2022, the State of Delaware amended Section 102(b)(7) of the Delaware General Corporation Law (the DGCL) to allow Delaware corporations to exculpate certain officers from personal liability for monetary damages for breach of fiduciary duty as an officer. Prior to such amendment, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Our stockholders are being asked to approve an amendment (the Amendment) to our Amended and Restated Certificate of Incorporation to include a provision therein that extends exculpation to certain officers of the Company, consistent with the amendment to Section 102(b)(7) of the DGCL. The Amendment was approved by our Board on December 13, 2023, subject to approval by our stockholders at the Annual Meeting. We refer to this proposal as the “Exculpation Proposal.”

Why Stockholders Should Approve the Exculpation Proposal

In the absence of the exculpation of officers, and prior to the amendment to Section 102(b)(7) of the DGCL, stockholder plaintiffs have often employed a tactic of bringing certain claims against individual officers that would otherwise be exculpated if brought against directors in order to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL addressed this inconsistent treatment between officers and directors and the related rising litigation and insurance costs for stockholders.

As amended, Section 102(b)(7) of the DGCL permits exculpation of officers only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. Furthermore, consistent with the protections currently afforded to our directors under Article VI of our Amended and Restated Certificate of Incorporation, the Amendment would not limit the liability of officers for (i) any breach of the duty of loyalty to the Company or our stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or (iii) any transaction from which the officer derived an improper personal benefit. The Amendment will generally align the protections available to officers with those currently available to directors and will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation afforded by the Amendment would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (a) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (b) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (c) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.

As part of our Board’s ongoing evaluation of the Company’s corporate governance practices, our Board considered the potential benefits and detriments of eliminating the personal liability of its officers under certain circumstances. After such consideration, our Board believes the Exculpation Proposal is (i) consistent with the protections currently afforded in our Amended and Restated Certificate of Incorporation to directors and (ii) necessary in order to continue to attract and retain experienced and qualified officers, which is in the best interests of the Company and its stockholders. Our Board is not proposing the Exculpation Proposal in anticipation of any specific litigation confronting the Company. Rather, the Exculpation Proposal is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders. Accordingly, our Board believes the Amendment is in the best interests of the Company and its stockholders.

Text of Proposed Amendment to Our Amended and Restated Certificate of Incorporation

We accordingly propose to amend Section A of Article VI of our Amended and Restated Certificate of Incorporation so that it would read in its entirety as follows (amended or new language is underlined and italicized for effect):

46 PROXY STATEMENT 2024

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE NERDWALLET, INC. AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

“VI.

A.The liability of the directors and officers of the Company for monetary damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permitted under applicable law.”

The proposed Certificate of Amendment reflecting the Amendment is attached as Annex A to this proxy statement.

If the Exculpation Proposal is approved by our stockholders, the Amendment will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. The remainder of our Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Amendment. If the Exculpation Proposal is not approved by our stockholders, the Amendment will not become effective, and our Amended and Restated Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our Board may elect to abandon the Amendment without further action by our stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment at the Annual Meeting.

Vote Required

In accordance with the provisions of our Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of our shares of common stock outstanding as of the record date for the Annual Meeting is required to approve the Exculpation Proposal.

Recommendation

Our Board unanimously recommends that you vote “FOR” the approval of the Exculpation Proposal.

47

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
Questions and Answers about the Proxy Materials and 2024 Annual Meeting
Why Am I Receiving These Materials?
You have received this proxy statement and related materials because at the close of business on the record date, you owned shares of the Company’s common stock and our Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. The Annual Meeting will be held virtually via live webcast on Tuesday, May 14, 2024, at 10:00 a.m., Pacific Time. To attend the meeting, please register in advance at www.proxydocs.com/NRDS. You will need the control number provided on the Notice of Internet Availability of Proxy Materials.
On the day of the Annual Meeting, May 14, 2024, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this proxy statement.
How Will the Virtual Meeting Format Impact Stockholder Viewing and Participation at the 2024 Annual Meeting?
The virtual meeting format for the Annual Meeting will enable participation by our stockholders from anywhere in the world at little to no cost, which we believe enhances stockholder access to the Annual Meeting and communication with management and the Board. We have structured the virtual Annual Meeting to afford stockholders an opportunity to participate as they would in an in-person meeting. In order to attend the Annual Meeting, you must pre-register at www.proxydocs.com/NRDS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate questions from stockholders regarding the Company as time allows.
The Company requests that stockholders submit questions in advance of the Annual Meeting by sending questions to generalcounsel@nerdwallet.com. During the Annual Meeting, questions relating to the proposals may be submitted in the field provided on the virtual meeting website at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
While we will try to answer as many appropriate questions as we can during the time allotted for questions during the Annual Meeting, we may not have the time to respond to all questions submitted. If we are unable to answer all questions, stockholders may submit questions after the Annual Meeting to generalcounsel@nerdwallet.com.
Additional information regarding the rules and procedures for how the Company will run the Annual Meeting and stockholder participation in the Annual Meeting will be provided in our meeting rules of conduct, which stockholders can view during the meeting at the virtual meeting website. The rules of conduct are designed to allow us to conduct an orderly meeting in fairness to all stockholders.
What Is A Notice of Internet Availability of Proxy Materials?
We are pleased to take advantage of SEC rules that allow us to furnish our proxy materials, including this Proxy Statement, over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email. This process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials.
The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it.

48 PROXY STATEMENT 2024

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
If you hold your shares in street name, the brokerage firm, bank or other holder of record who is considered the stockholder of record will forward a notice that directs beneficial owners of our common stock to the website where they can access our proxy materials to each beneficial stockholder. Such brokerage firm, bank or other holder of record also will provide each beneficial owner with instructions on how to request a paper or e-mail copy of our proxy materials.
This Proxy Statement and our 2023 Annual Report are available at www.proxydocs.com/NRDS. The Notice and the Proxy Materials are first being made available to stockholders on or about March 15, 2024.
Who Can Vote At The 2024 Annual Meeting?
All stockholders of record of our common stock on the record date and beneficial owners of our common stock on the record date holding a valid proxy for the Annual Meeting from their broker, bank or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting.
Each holder of Class B common stock is entitled to 10 votes per share and each holder of Class A common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. All classes of our common stock with voting rights will vote together as a single class on all matters described in this proxy statement. As of the record date, there were 77,716,747 shares of common stock outstanding, consisting of 46,031,095 shares of Class A common stock and 31,685,652 shares of Class B common stock. As of the record date, all of our outstanding Class B common stock was held by Tim Chen and his affiliated trusts.
What Votes Need To Be Present To Hold The 2024 Annual Meeting?
Holders of a majority of the voting power of all shares of common stock outstanding on the record date and entitled to vote at the meeting must be present at the Annual Meeting, by remote communication or represented by proxy, to constitute a quorum for the transaction of any business. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. In the absence of a quorum, the holders of a majority of the voting power of the shares of stock present at the meeting may adjourn or postpone such meeting to another time or place.
What Is The Difference Between Holding Shares of Common Stock As A Stockholder of Record and As A Beneficial Owner?
If your shares of common stock are registered directly in your name with the Company’s transfer agent, Broadridge, you are considered the “stockholder of record” with respect to those shares and the Notice of Internet Availability of Proxy Materials was sent directly to you.
If your shares of common stock are held with a broker, bank or other nominee, you are considered the “beneficial owner” with respect to those shares. Your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares has forwarded to you a notice directing you to the website where you can access our proxy materials. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares.

49

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
How Do I Vote If I Am A Stockholder of Record?
If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank or other nominee instead of as the registered holder – beneficial holders should follow the voting instructions provided by their respective nominees):

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)	You may also vote in person virtually by attending the meeting through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must register in advance for the Annual Meeting and provide the control number located on your Notice or proxy card.
You may hold company shares in multiple accounts and therefore receive more than one set of the Proxy Materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the Proxy Materials.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
During The Annual Meeting. Stockholders of record may attend the Annual Meeting via the Internet and vote electronically during the Annual Meeting. Have available the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials or your proxy card (if you requested a printed copy of the proxy materials) in hand when you access the website and follow the instructions to vote.
If, prior to the Annual Meeting, you vote over the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If, prior to the Annual Meeting, you vote over the Internet or by telephone, do not return a proxy card or vote at the Annual Meeting unless you intend to revoke your previously submitted proxy.
How Do I Vote If I Am a Beneficial Owner?
If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank or other nominee. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction card you received from them. If your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.
If you do not direct your broker, bank or other nominee how to vote your shares, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non-votes.” Therefore, it is very important for you to vote your shares for each proposal.

50 PROXY STATEMENT 2024

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/NRDS. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
What Can I Do If I Change My Mind After I Vote?
If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:
•Timely written notice of revocation to our Chief Legal Officer and Corporate Secretary at 55 Hawthorne Street 10th Floor, San Francisco, CA 94105.
•A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.
•Participating in the Annual Meeting live via the Internet and voting again.
Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.
If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee.

51

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
What items of business will be voted on at the 2024 Annual Meeting and what is the voting recommendation for each?
The table below details information regarding the proposals to be voted on at the 2024 Annual Meeting and the Board’s recommendations on how to vote on each proposal, and the effect of abstentions and broker-non-votes.

Proposal		Voting Options	Board Recommendation

1	Election of Directors
•FOR the election of all director nominees named herein
•WITHHOLD authority to vote for all such director nominees
•FOR the election of all such director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy
Our Board recommends that you vote FOR all director nominees

2	Ratification of Appointment of Independent Registered Public Accounting Firm
•FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024
•You may indicate that you wish to ABSTAIN from voting on the matter
Our Board recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024

3	Approval of an Amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation
•FOR or AGAINST the approval of an amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation
•You may indicate that you wish to ABSTAIN from voting on the matter, which will result in a vote against the Exculpation Proposal

Our Board recommends that you vote FOR the approval of the Exculpation Proposal
The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.

52 PROXY STATEMENT 2024

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
What Is the Voting Requirement to Approve Each of the Proposals?

Proposal		Required Vote	Vote Impact
			For	Withhold/ Against	Abstain	Broker Non-Votes

1	Election of Directors	Plurality of the votes cast	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast

2	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of the voting power of shares of stock present represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	—

3	Approval of an Amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation	At least 66 2/3% of the voting power of the outstanding shares of stock	For the proposal	Against the proposal	Against the proposal	Against the proposal
Although the advisory vote in Proposal No. 2 is not binding, our Board and the Audit Committee will take your vote into consideration in determining future activities.

The affirmative vote of the holders of at least 66 2/3% of the voting power of our shares of common stock outstanding as of the record date for the Annual Meeting is required to approve the Exculpation Proposal. Abstentions and broker non-votes will have the same effect as votes “against” this proposal. Accordingly, stockholders of record are urged to vote “for” the proposal, and beneficial owners of shares are urged to give their broker, bank, or other nominee instructions to vote their shares “for” the proposal.
If any other matter is properly submitted to the stockholders at the annual meeting, its approval generally will require the affirmative vote of the majority of the voting power of shares of stock present or represented by proxy and entitled to vote on the matter. As of the date of this proxy statement, our Board knows of no matter that will be presented for action by the stockholders at the annual meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the stockholders properly comes before the annual meeting, the individuals acting under the proxies solicited by our Board will vote and act as our Board recommends or, if our Board gives no recommendation, according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.
Why did I receive more than one set of voting materials?
If you receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each Notice, proxy card and voting instruction card that you receive.
Where can I find the voting results for the 2024 Annual Meeting?
The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available.

53

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING
Has The Company Taken Steps to Eliminate the Receipt of Duplicative Proxy Materials?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single annual report and/or a single proxy statement or (ii) a single Notice of Internet Availability of Proxy Materials to multiple stockholders of record who share an address, unless we have received contrary instructions from one or more of the stockholders. A stockholder of record at a shared address may request additional copies of the annual report, proxy statement or Notice of Internet Availability of Proxy Materials: (1) online through www.investorelections.com/NRDS; (2) via email at paper@investorelections.com or (3) by phone at (866) 648-8133.
If you are a beneficial owner, you may revoke your consent to householding by notifying your broker, bank or other nominee.
Will A List of Company Stockholders Be Available to Inspect?
A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to and including the date of the Annual Meeting, at our corporate headquarters located at 55 Hawthorne Street, 10th Floor, San Francisco, CA 94105. A stockholder may make arrangements to view the stockholder list during this period by email request to our Corporate Secretary at generalcounsel@nerdwallet.com.
Who Should I Call If I Have Any Questions?
If you have any questions about the Annual Meeting, please contact our Chief Legal Officer and Corporate Secretary by email at generalcounsel@nerdwallet.com. If you have any questions about your ownership of our common stock, please contact our transfer agent, Broadridge, via email at shareholder@broadridge.com, by telephone at +1 (844) 998-0339 or visit shareholder.broadridge.com, or contact your broker, bank or other nominee.

54 PROXY STATEMENT 2024

OTHER MATTERS
Other Matters
Presentation of Stockholder Proposals and Nominations at 2025 Annual Meeting
Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2025 annual meeting of stockholders (other than Rule 14a-8 stockholder proposals, discussed below) must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Amended and Restated Bylaws. This notice must be received by the Company’s Secretary at our San Francisco office located at 55 Hawthorne Street, 10th Floor, San Francisco, CA 94105 no earlier than January 14, 2025 and no later than February 13, 2025. Stockholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. In addition to satisfying the requirements under our Amended and Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Company’s Secretary at the Company’s San Francisco office no later than March 15, 2025.
The requirements for advance notice of stockholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. The deadline for stockholders to submit proposals to be included in our proxy statement for our 2025 annual meeting of stockholders under Rule 14a-8 under the Exchange Act is December 3, 2024. However, if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to the Company’s Secretary at the Company’s San Francisco office on a timely basis.
Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws or Rule 14a-8, as applicable, and other applicable requirements.
Access to Reports and Other Information
Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the SEC’s website at www.sec.gov. and may also be accessed on our website https://investors.nerdwallet.com/ as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
Our Corporate Governance Guidelines, Code of Business Conduct and Board committee charters are also available on our website. Our website or the websites of other third parties noted herein and the information contained on, or that can be accessed through, such websites will not be deemed to be incorporated by reference in, and are not considered part of, this proxy statement.

55

OTHER MATTERS
Forward-Looking Statements
This proxy statement contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, prospects, plans, metrics for 2024 and objectives of management are forward-looking statements.
As you read this proxy statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Item 1A. Risk Factors” in our annual report on Form 10-K and subsequent reports that we file with the SEC. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.
Our forward-looking statements made herein are made only as of the date of this proxy statement. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this proxy statement.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,
EKUMENE M. LYSONGE
Chief Legal Officer and Corporate Secretary
April 2, 2024

56 PROXY STATEMENT 2024

ANNEX A
Annex A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NERDWALLET, INC.

NerdWallet, Inc., (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.The name of the Corporation is NerdWallet, Inc.
2.This Certificate of Amendment (the "Certificate of Amendment") amends the provisions of the Corporation's Amended and Restated Certificate of Incorporation of NerdWallet, Inc. filed with the Secretary of State on November 8, 2021 (the "Certificate of Incorporation").
3.The Board of Directors of the Corporation, at a meeting duly convened and held, approved, ratified and duly adopted resolutions setting forth the following amendment to the Certificate of Incorporation, declaring such amendment to be advisable.
4.Thereafter, this Certificate of Amendment was duly adopted by the vote of the stockholders holding the requisite number of shares of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware.
5.Section A of Article VI of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“VI.
The liability of the directors and officers of the Company for monetary damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permitted under applicable law.”
6.All other provisions of the Certificate of Incorporation shall remain in full force and effect.
7.This amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

57

ANNEX A
I, the undersigned, as the Chief Executive Officer of the Corporation, have signed this Amended and Restated Certificate of Incorporation as of the ___ day of May, 2024.

Tim Chen
Chief Executive Officer

58 PROXY STATEMENT 2024

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: NerdWallet, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 15, 2024 DATE: Tuesday, May 14, 2024 TIME: 10:00 AM, Pacific Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/NRDS for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ekumene Lysonge and Lauren StClair (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NerdWallet, Inc. which the undersigned is entitled to vote at said meeting and any postponement, continuation or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement, continuation or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and any postponement, continuation, or adjournment thereof and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any continuation, adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/NRDS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-855-667-0876 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/NRDS PRELIMINARY COPY — SUBJECT TO COMPLETION

NerdWallet, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect five members to our Board of Directors, each to serve until the annual meeting of stockholders in 2025 and until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. FOR WITHHOLD 1.01 Tim Chen #P2# #P2# FOR 1.02 Jennifer E. Ceran #P3# #P3# FOR 1.03 Lynne M. Laube #P4# #P4# FOR 1.04 Kenneth T. McBride #P5# #P5# FOR 1.05 Maurice Taylor #P6# #P6# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024. #P7# #P7# #P7# FOR 3. To amend the Company's Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. #P8# #P8# #P8# FOR NOTE: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/NRDS Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations, LLCs or other entities should provide the full name of the entity and title of the authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date DateSignature (if held jointly) XPlease make your marks like this: